UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934




           Date of Report (Date of earliest event reported):
                           February 29, 2000




               SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)




   Delaware                  1-10428                  77-1048208
---------------             -----------            -------------------
(State or other             (Commission            (IRS Employer
jurisdiction                File Number)           Identification No.)
of incorporation)




          3400 West Warren Avenue, Fremont, California 94538
          --------------------------------------------------
         (Address of principal executive offices)  (Zip Code)




  Registrant's telephone number, including area code:  (510) 623-9001




                            Not applicable
    --------------------------------------------------------------
    (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

     On January 11, 2000, Sunrise Technologies International, Inc. (the "Company") raised approximately $11.7 million in a private placement of convertible debentures and related warrants. The debentures bear interest at 7% per annum for a term of two and a half years, and convert at the option of the investors at a price set at a discount of 25% to the average of the 10 lowest closing bid prices for the Company's common stock in February 2000, which equates to $5.916 per share. For further information see Exhibit 10.1.

     Investors also received two classes of warrants: A and B. Each class of warrants are to purchase 25% of the number of shares represented by the conversion of debentures into common stock at an exercise price equal to a premium of 15% to the conversion price of the debentures. Class A warrants represent a right to purchase 494,426 shares of common stock at an exercise price of $6.803 per share, and have an expiration date of January 11, 2005.

Class B warrants represent a right to purchase 494,426 shares of common stock at an exercise price of $6.803 per share, have an expiration date of January 11, 2002 and are callable by the Company if the stock's closing bid price is above a 25% premium to the exercise price for 20 consecutive trading days. For further information see Exhibits 10.2 and 10.3.

FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits:

     Exhibit No.                  Exhibit Description

     10.1 Form of 7% Convertible Debenture dated January 11, 2000. Incorporated by reference to the Registrant's report on Form 8-K dated January 11, 2000 (File No. 1-10428).

     10.2             Form of  A Warrant dated January 11, 2000.
Incorporated by reference to the Registrant's report on Form 8-K dated January 11, 2000 (File No. 1-10428).

     10.3             Form of B Warrant dated January 11, 2000.
Incorporated by reference to the Registrant's report on Form 8-K dated January 11, 2000 (File No. 1-10428).

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      SUNRISE TECHNOLOGIES INTERNATIONAL, INC.



                      By:   /s/ C. Russell Trenary, III
                            ----------------------------------------
                            C. Russell Trenary, III,
                            President and Chief Executive Officer



Date:  March 3, 2000

                             EXHIBIT INDEX

     Exhibit No.      Exhibit Description

     10.1 Form of 7% Convertible Debenture dated January 11, 2000. Incorporated by reference to the Registrant's report on Form 8-K dated January 11, 2000 (File No. 1-10428).

     10.2             Form of A Warrant dated January 11, 2000.
Incorporated by reference to the Registrant's report on Form 8-K dated January 11, 2000 (File No. 1-10428).

     10.3             Form of B Warrant dated January 11, 2000.
Incorporated by reference to the Registrant's report on Form 8-K dated January 11, 2000 (File No. 1-10428).